                                                        Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

----------------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                       Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


Drew Keith                                                 3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:


/s/ Jessica L. Wilson                               Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


Jessica L. Wilson                                          3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS-1
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------
                                                    MONTH         MONTH        MONTH
                                     SCHEDULE   ------------------------------------
ASSETS                                AMOUNT    January 2002   February 2002
------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $ 64,520    $        0      $        0     $0
------------------------------------------------------------------------------------
2.   RESTRICTED CASH                             $        0      $        0     $0
------------------------------------------------------------------------------------
3.   TOTAL CASH                      $ 64,520    $        0      $        0     $0
------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                   $        0      $        0     $0
------------------------------------------------------------------------------------
5.   INVENTORY                                   $        0      $        0     $0
------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                            $        0      $        0     $0
------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                            $        0      $        0     $0
------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                          ($408,064)      ($408,064)    $0
------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $ 64,520     ($408,064)      ($408,064)    $0
------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                 $        0      $        0     $0
------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                    $        0      $        0     $0
------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $      0    $        0      $        0     $0
------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                           $        0      $        0     $0
------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET  OF
     AMORTIZATION (ATTACH LIST)                  $        0      $        0     $0
------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                         $        0      $        0     $0
------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $ 64,520     ($408,064)      ($408,064)    $0
------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                            $        0      $        0     $0
------------------------------------------------------------------------------------
18.  TAXES PAYABLE                               $        0      $        0     $0
------------------------------------------------------------------------------------
19.  NOTES PAYABLE                               $        0      $        0     $0
------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                           $        0      $        0     $0
------------------------------------------------------------------------------------
21.  SECURED DEBT                                $        0      $        0     $0
------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                         $        0      $        0     $0
------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                 $        0      $        0     $0
------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------
24.  SECURED DEBT                                $        0      $        0     $0
------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $ 16,503    $        0      $        0     $0
------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $513,635      ($84,891)       ($84,891)    $0
------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                         $        0      $        0     $0
------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $530,138      ($84,891)       ($84,891)    $0
------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $530,138      ($84,891)       ($84,891)    $0
------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                   ($359,163)      ($359,163)    $0
------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                            $   35,990      $   35,990     $0
------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $      0     ($323,173)      ($323,173)    $0
------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $530,138     ($408,064)      ($408,064)    $0
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS-2
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

--------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------
                                            MONTH           MONTH       MONTH   QUARTER
                                         ------------------------------------
REVENUES                                 January 2002   February 2002            TOTAL
---------------------------------------------------------------------------------------
1.   GROSS REVENUES                          $0              $0          $0        $0
---------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS               $0              $0          $0        $0
---------------------------------------------------------------------------------------
3.   NET REVENUE                             $0              $0          $0        $0
---------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------
4.   MATERIAL                                $0              $0          $0        $0
---------------------------------------------------------------------------------------
5.   DIRECT LABOR                            $0              $0          $0        $0
---------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                         $0              $0          $0        $0
---------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                $0              $0          $0        $0
---------------------------------------------------------------------------------------
8.   GROSS PROFIT                            $0              $0          $0        $0
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION          $0              $0          $0        $0
---------------------------------------------------------------------------------------
10.  SELLING & MARKETING                     $0              $0          $0        $0
---------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                $0              $0          $0        $0
---------------------------------------------------------------------------------------
12.  RENT & LEASE                            $0              $0          $0        $0
---------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                     $0              $0          $0        $0
---------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                $0              $0          $0        $0
---------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                        $0              $0          $0        $0
---------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)        $0              $0          $0        $0
---------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)       $0              $0          $0        $0
---------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                        $0              $0          $0        $0
---------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                $0              $0          $0        $0
---------------------------------------------------------------------------------------
20.  AMORTIZATION                            $0              $0          $0        $0
---------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                     $0              $0          $0        $0
---------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES             $0              $0          $0        $0
---------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                       $0              $0          $0        $0
---------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                       $0              $0          $0        $0
---------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                     $0              $0          $0        $0
---------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES           $0              $0          $0        $0
---------------------------------------------------------------------------------------
27.  INCOME TAX                              $0              $0          $0        $0
---------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                       $0              $0          $0        $0
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS-3
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

-------------------------------------------------------------------------------------
                                         MONTH          MONTH        MONTH   QUARTER
CASH RECEIPTS AND                     --------------------------------------
DISBURSEMENTS                         January 2002   February 2002            TOTAL
-------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH            $0              $0           $0      $0
-------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------
2.   CASH SALES                           $0              $0           $0      $0
-------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------
3.   PREPETITION                          $0              $0           $0      $0
-------------------------------------------------------------------------------------
4.   POSTPETITION                         $0              $0           $0      $0
-------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS             $0              $0           $0      $0
-------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)       $0              $0           $0      $0
-------------------------------------------------------------------------------------
7.   SALE OF ASSETS                       $0              $0           $0      $0
-------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                  $0              $0           $0      $0
-------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS         $0              $0           $0      $0
-------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       $0              $0           $0      $0
-------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                 $0              $0           $0      $0
-------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------
12.  NET PAYROLL                          $0              $0           $0      $0
-------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                   $0              $0           $0      $0
-------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID        $0              $0           $0      $0
-------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES            $0              $0           $0      $0
-------------------------------------------------------------------------------------
16.  UTILITIES                            $0              $0           $0      $0
-------------------------------------------------------------------------------------
17.  INSURANCE                            $0              $0           $0      $0
-------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                  $0              $0           $0      $0
-------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                     $0              $0           $0      $0
-------------------------------------------------------------------------------------
20.  TRAVEL                               $0              $0           $0      $0
-------------------------------------------------------------------------------------
21.  ENTERTAINMENT                        $0              $0           $0      $0
-------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                $0              $0           $0      $0
-------------------------------------------------------------------------------------
23.  SUPPLIES                             $0              $0           $0      $0
-------------------------------------------------------------------------------------
24.  ADVERTISING                          $0              $0           $0      $0
-------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $0              $0           $0      $0
-------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS        $0              $0           $0      $0
-------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                    $0              $0           $0      $0
-------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                    $0              $0           $0      $0
-------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                  $0              $0           $0      $0
-------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES        $0              $0           $0      $0
-------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                  $0              $0           $0      $0
-------------------------------------------------------------------------------------
32.  NET CASH FLOW                        $0              $0           $0      $0
-------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                  $0              $0           $0      $0
-------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-4
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

--------------------------------------------------------------------------------------
                                       SCHEDULE      MONTH          MONTH        MONTH
                                                  ------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT    January 2002   February 2002
--------------------------------------------------------------------------------------
1.   0-30                                 $0          $0              $0          $0
--------------------------------------------------------------------------------------
2.   31-60                                $0          $0              $0          $0
--------------------------------------------------------------------------------------
3.   61-90                                $0          $0              $0          $0
--------------------------------------------------------------------------------------
4.   91+                                  $0          $0              $0          $0
--------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0          $0              $0          $0
--------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE      $0          $0              $0          $0
--------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0          $0              $0          $0
--------------------------------------------------------------------------------------

----------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                MONTH:   February 2002
                                                               -----------------------
--------------------------------------------------------------------------------------
                              0-30       31-60       61-90            91+
TAXES PAYABLE                 DAYS        DAYS        DAYS            DAYS      TOTAL
--------------------------------------------------------------------------------------
1.   FEDERAL                  $0          $0          $0              $0          $0
--------------------------------------------------------------------------------------
2.   STATE                    $0          $0          $0              $0          $0
--------------------------------------------------------------------------------------
3.   LOCAL                    $0          $0          $0              $0          $0
--------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)      $0          $0          $0              $0          $0
--------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE      $0          $0          $0              $0          $0
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE         $0          $0          $0              $0          $0
--------------------------------------------------------------------------------------

----------------------------

STATUS OF POSTPETITION TAXES                  MONTH: February 2002
                                                     -------------------------
------------------------------------------------------------------------------
                                BEGINNING      AMOUNT                 ENDING
                                  TAX       WITHHELD AND/   AMOUNT     TAX
FEDERAL                        LIABILITY*    0R ACCRUED      PAID    LIABILITY
------------------------------------------------------------------------------
1.   WITHHOLDING**                 $0            $0           $0       $0
------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**               $0            $0           $0       $0
------------------------------------------------------------------------------
3.   FICA-EMPLOYER**               $0            $0           $0       $0
------------------------------------------------------------------------------
4.   UNEMPLOYMENT                  $0            $0           $0       $0
------------------------------------------------------------------------------
5.   INCOME                        $0            $0           $0       $0
------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)           $0            $0           $0       $0
------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES           $0            $0           $0       $0
------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------
8.   WITHHOLDING                   $0            $0           $0       $0
------------------------------------------------------------------------------
9.   SALES                         $0            $0           $0       $0
------------------------------------------------------------------------------
10.  EXCISE                        $0            $0           $0       $0
------------------------------------------------------------------------------
11.  UNEMPLOYMENT                  $0            $0           $0       $0
------------------------------------------------------------------------------
12.  REAL PROPERTY                 $0            $0           $0       $0
------------------------------------------------------------------------------
13.  PERSONAL PROPERTY             $0            $0           $0       $0
------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)           $0            $0           $0       $0
------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL           $0            $0           $0       $0
------------------------------------------------------------------------------
16.  TOTAL TAXES                   $0            $0           $0       $0
------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS-5
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                              MONTH: February 2002
                                                    ----------------------------

-------------------------------------
BANK RECONCILIATIONS
                                        Account #1   Account #2   Account #3
------------------------------------------------------------------------------------
A.     BANK:                              N/A
-------------------------------------
B.     ACCOUNT NUMBER:                                                         TOTAL
-------------------------------------
C.     PURPOSE (TYPE):
------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT            $0
------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED      $0
------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS          $0
------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS               $0
------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS           $0           $0            $0        $0
------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------

------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------
                                 DATE OF     TYPE OF     PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER      PURCHASE   INSTRUMENT     PRICE     VALUE
---------------------------------------------------------------------------
7.   N/A
---------------------------------------------------------------------------
8.   N/A
---------------------------------------------------------------------------
9.   N/A
---------------------------------------------------------------------------
10.  N/A
---------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                      $0        $0
---------------------------------------------------------------------------

------------------------------
CASH
---------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                 $0
---------------------------------------------------------------------------

---------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                        $0
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS-6
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

                                                        MONTH: February 2002
                                                        ------------------------

----------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                      INSIDERS
----------------------------------------------------
                       TYPE OF   AMOUNT   TOTAL PAID
         NAME          PAYMENT    PAID     TO DATE
----------------------------------------------------
1.   N/A
----------------------------------------------------
2.   N/A
----------------------------------------------------
3.   N/A
----------------------------------------------------
4.   N/A
----------------------------------------------------
5.   N/A
----------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                   $0        $0
----------------------------------------------------

----------------------------------------------------------------------------------------
                                         PROFESSIONALS
----------------------------------------------------------------------------------------
                           DATE OF COURT                                         TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
        NAME                  PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------------
1.   N/A
----------------------------------------------------------------------------------------
2.   N/A
----------------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                           $0        $0         $0           $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------
                             SCHEDULED   AMOUNTS
                              MONTHLY      PAID       TOTAL
                             PAYMENTS     DURING      UNPAID
     NAME OF CREDITOR          DUE        MONTH    POSTPETITION
---------------------------------------------------------------
1.   N/A
---------------------------------------------------------------
2.   N/A
---------------------------------------------------------------
3.   N/A
---------------------------------------------------------------
4.   N/A
---------------------------------------------------------------
5.   N/A
---------------------------------------------------------------
6.   TOTAL                       $0        $0          $0
---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.      ACCRUAL  BASIS-7
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

                                                        MONTH:  February 2002
                                                              ------------------

------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                       YES   NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
     COURSE OF BUSINESS THIS REPORTING PERIOD?                               X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
     DEBTOR IN POSSESSION ACCOUNT?                                           X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
     DUE FROM RELATED PARTIES?                                               X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
     REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM            X
     ANY PARTY?
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?            X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?              X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING               X
     PERIOD?
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                       YES   NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
     INSURANCE COVERAGES IN EFFECT?                                     X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                             X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
        TYPE OF                                                   PAYMENT AMOUNT
         POLICY                        CARRIER   PERIOD COVERED    & FREQUENCY
--------------------------------------------------------------------------------
   Please see Case # 00-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------
CASE NAME: American International Travel, Inc.          FOOTNOTES SUPPLEMENT
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                 ACCRUAL BASIS
----------------------------------------------

                                                        MONTH: February 2002
                                                              ------------------

------------------------------------------------------------------------------------------
ACCRUAL BASIS
 FORM NUMBER    LINE NUMBER                      FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     6                        All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------
                               Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------
                               Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     7                        All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------
                               at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------
                               400-42141.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   General                    This operation closed in May of 2000. Costs incurred to date
------------------------------------------------------------------------------------------
                               consist of costs associated with shut down
------------------------------------------------------------------------------------------
                               procedures as well as wrapping up final billings.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     3              28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items

ACCRUAL BASIS-1                               February 2002

8.    OTHER  (ATTACH LIST)                           (408,064)Reported
                                              ---------------
          Intercompany Receivable                    (408,064)
                                              ---------------
                                                     (408,064)Detail
                                              ---------------
                                                           -- Difference